31

                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640



                                  April 8, 1997




To Our Stockholders:

           You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the DAYS HOTEL, located at 220 INDIA STREET, PROVIDENCE, RI, on Tuesday, May 6, 1997, at 1:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and proxy statement describe the matters to be acted upon at the annual meeting.

          A proxy card is also enclosed. Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may then revoke your proxy by voting in person.

           We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

                                  Sincerely yours,




                                 /s/ David Fox
                                  President and Chief Executive
Officer




Directions to Days Hotel:
Function Room:  Bayview

South (from New       North (from Boston)   East (from Cape Cod)
York)                 95 South              195 West
95 North              195 East (Cape Cod)   Exit 2 (South Main
195 East (Cape Cod)   Exit 3 (Gano Street)  Street Exit)
Exit 3 (Gano Street)  Left off exit ramp    You will see a large
Left off exit ramp    Second right into     orange sign for
Second right into     hotel parking lot       Wickenden Street
hotel parking lot                           Take left on to
                                            Wickenden and
                                              follow to Gano
                                            Street
                                            Take right on to
                                            Gano Street
                                            Go under overpass
                                            and take second
                                              right into parking
                                            lot.




                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on May 6, 1997

To the Stockholders of Nestor, Inc.:

           NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), will be held at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island, on May 6, 1997, at 1:00 p.m. local time, to act upon the following:

           1. To consider and vote upon the election of eight directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

          2.  To approve the 1997 Incentive Stock Option Plan

           3. To approve the selection of independent auditors for the Company for the period ending December 31, 1997; and

           4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Only stockholders of record as of the close of business on March 21, 1997, will be entitled to vote at the meeting.

          By Order of the Board of Directors,



         /s/ Herbert S. Meeker, Secretary

Providence, Rhode Island
April 8, 1997



IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B, D, F, G and H CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.





                         PROXY STATEMENT




                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island 02906
                         (401) 331-9640




                 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held May 6, 1997





           This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B, D, F, G and H Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held May 6, 1997, at 1:00 p.m. local time at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island. This proxy statement and the enclosed form of proxy are first being mailed on or about April 8, 1997 to stockholders of the Company entitled to vote.


PROXIES

           The shares represented by each properly executed and dated proxy which is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the proxy will be voted FOR each of the nominees for director listed herein, FOR the approval of the 1997 Incentive Stock Option Plan, and FOR the approval of the selection of independent auditors and, in the discretion of the proxy holders, on such other business as may properly come before the annual meeting or any adjournments or postponements thereof, as further described herein.


REVOCABILITY OF PROXIES

          A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

                 PERSONS MAKING THE SOLICITATION


           The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.



VOTING SECURITIES

           The Common Stock and the Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Preferred Stock at the close of business on March 21, 1997, (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting. At the close of business on the Record Date, 8,915,741 shares of the Common Stock, 1,595,000 shares of Series B Preferred Stock, 3,402 shares of Series F, G and H Preferred Stock and 175,071 shares of Series D Preferred Stock were outstanding and entitled to vote as a group at the meeting.

           The 3,402 shares of Series F, G and H Preferred Stock are convertible subject to adjustment into an aggregate of 2,707,288 shares of Common Stock and each holder thereof is entitled to vote a number of shares equal to the greatest number of whole shares of Common Stock into which the holders thereof could be converted at the Record Date. The holders of shares of Common Stock and Series B and Series D Convertible Preferred
Stock, which are convertible on a share for share basis, are entitled to one vote per share of Common Stock held or into which the Series B and Series D Preferred Stock could be converted.

           The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.



                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth, as of March 21, 1997, the beneficial ownership of shares of the Common Stock and Preferred Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 1996 (collectively, the "Names of Executive Officers"), (iii) each director, and (iv) all directors and Executive Officers of the Company as a group. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common and Preferred Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:
Name and address             Amount and nature of
of beneficial owner          beneficial ownershipPercent of class

Leon Cooper                932,320 (1)                  5.6
49 Intervale Road
Providence, RI

Charles Elbaum           1,060,819 (1)                  6.3
85 Lorraine Ave.
Providence, RI

David Fox                  713,074 (2)                  4.3
265 West Trail
Stamford, CT

Herbert S. Meeker          263,113 (3)                  1.6
115 East 35th St.
New York, NY

Reliance Group                 872,078                  5.2
  Holdings, Inc.
Park Avenue Plaza
New York, NY

Jeffrey B. Harvey          109,592 (4)                   .7
114 Woodbury Drive
Amherst, New York 14226

Bruce W. Schnitzer       5,222,609 (5)                 31.2
471 Broadway
New York, New York 10013

Thomas F. Hill             130,000 (6)                   .8
320 East 57th Street
New York, New York 10022

Douglas L. Reilly          191,261 (7)                  1.1
9 Island View Road
Narragansett, RI  02882

Christopher L. Scofield    124,763 (7)                   .8
38 Meadow Lane
Barrington, RI  02806

Michael T. Glier            87,500 (7)                   .5
74 Southwest Avenue
Jamestown, RI  02835

Sushmito Ghosh              62,908 (7)                   .4
25 Brookway Road
Providence, RI  02906

Sam Albert                  17,500 (8)                   .1
27 Kingwood Road
Scarsdale, NY  10583

All executive officers   9,925,719 (9)                 59.4
and directors as a group
(16 persons)


____________________________________

(1)Includes  60,000  shares  of Series  B  Convertible  Preferred
   Stock.


(2)Includes  318,000 shares of Common Stock which he may  acquire on  a  fully vested basis upon the exercise of options granted under  the  Company's incentive stock option plan  and  20,000 shares of Series B Convertible Preferred Stock.


(3)Includes 7,500 shares of Common Stock which Mr. Meeker may acquire on a fully vested basis upon the exercise of options granted by the Company


(4)Includes  100,000  shares  of Series B  Convertible  Preferred
   Stock, and 7,500 shares of common stock which may be acquired on a fully vested basis.


(5)Bruce W. Schnitzer is the Chairman and owns 66% of the outstanding common stock of Wand (Nestor) Inc., a Delaware corporation, which, as a general partner, controls Wand/Nestor Investments L. P., Wand/Nestor Investments II L.
   P. and Wand/Nestor Investments III L.P., Delaware limited partnerships, which purchased an aggregate of 20,000 shares of Series D Convertible Preferred Stock (convertible into shares of Common Stock on a share-for-share basis after January 1, 1996), an aggregate of 1,444 shares of Series E Convertible Preferred Stock (convertible, subject to adjustment into 1,088,817 shares of Common Stock), an aggregate of 599 shares of Series F Convertible Preferred Stock (convertible, subject to adjustment into 520,250 shares of Common Stock), an aggregate of 777 shares of Series G Convertible Preferred Stock (convertible, subject to adjustment into 659,100 shares of Common Stock), an aggregate of 2,026 shares of Series H Convertible Preferred Stock (convertible, subject to adjustment into 1,527,938 shares of Common Stock), 178,781 shares of Common Stock, and Common Stock Purchase Warrants to acquire 2,109,040 shares of Common Stock of the Company in several private placement transactions. Bruce W. Schnitzer disclaims beneficial ownership of these securities except to the extent of his "pecuniary interest," as such term is defined in Rule 16a-1 of the Securities Exchange Act, therein as owner of a
   10.7103% limited partnership interest in Wand/Nestor Investments L.P. and as the owner of 66% of Wand (Nestor) Inc.'s 1% general partnership interest in Wand/Nestor Investments L. P. The Series E Convertible Preferred Stock is held by holders subject to the Bank Holding Company Act of 1958, as amended, and have no voting rights.


   Bruce W. Schnitzer is the Chairman and owns 66% of the outstanding Common Stock of Wand Partners Inc., a Delaware corporation, which, as general partner controls Wand Partners
   L. P., a Delaware limited partnership, which has been granted by the Company a Common Stock Fee Purchase Warrant to acquire 207,500 shares of Common Stock of the Company at a price of $2.00 per share. Bruce W. Schnitzer disclaims beneficial ownership of this Warrant except to the extent of his "pecuniary interest," as defined in Rule 16a-1, therein, as the indirect owner of a 33% partnership interest in Wand Partners L. P.


(6)Includes a Common Stock Fee Purchase Warrant to acquire 130,000 shares of the Common Stock of the Company exercisable until August 1, 2004, at a price of $2.00 per share issued to Hill & Partners of which Mr. Hill is President and sole owner.

(7)Includes 121,500, 123,750, 87,500 and 62,625 shares of  Common
   Stock which Messrs. Reilly, Scofield, Glier and Ghosh, respectively, may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option Plan.

(8)Includes 17,500 shares of Common Stock which Mr. Albert may acquire on a fully vested basis upon exercise of options granted by the Company.

(9)(i) Includes 883,500 shares of Common Stock of the Company which may be acquired on a fully vested basis upon the exercise of the options granted to employees of the Company under the Company's Incentive Stock Option Plan, (ii) 240,000 shares of Series B Convertible Preferred Stock owned by four officers and directors of the Company, (iii) 2,727,288 shares of Common Stock which may be acquired upon the exercise of
   Series D, F, G and H Convertible Preferred Stock owned by various limited partnerships and whose general partners' chairman serves as a director of the Company, (iv) 2,446,540 shares of Common Stock which may be acquired upon the exercise of Warrants issued to Wand (Nestor), Inc., Wand Partners, Inc. and one director.




ELECTION OF DIRECTORS



           At the Annual Meeting, eight directors will be elected to hold office until their successors have been duly elected and qualified as provided in the Company's Certificate of Incorporation and By-Laws. The following persons have consented to be nominated and, if elected, to serve as directors of the
Company: Sam Albert, Leon N Cooper, Charles Elbaum, David Fox, Jeffrey B. Harvey, Thomas F. Hill, Herbert S. Meeker and Bruce W. Schnitzer. None of the nominees is related by blood, marriage or adoption to any other director, executive officer or nominee.

Directors and Executive Officers

           The following table sets forth information, regarding the directors, nominees and executive officers of the Company:

                            Director/        Capacities
                             Officer          in which
    Name            Age       Since            Served

Sam Albert           63        1991      Director

Leon N Cooper        67        1983      Co-Chairman and Director

Charles Elbaum       70        1983      Co-Chairman and Director

David Fox            61        1983      President, Chief
                                         Executive Officer
                                          and Director

Jeffrey B. Harvey    47        1993      Director

Thomas F. Hill       51        1994      Director

Herbert S. Meeker    71        1983      Secretary and Director

Bruce W. Schnitzer   52        1994      Director

Nigel P. Hebborn     38        1996      Chief Financial Officer

Sushmito Ghosh       38        1995      Vice President
                                          Financial Solutions

Michael T. Glier     48        1992      Vice President
                                           Intelligent Sensors

Thomas Halket        48        1993      Assistant Secretary

Kevin C. Hughes      43        1991      Vice President Finance &
                                           Administration

Douglas L. Reilly    44        1983      Senior Vice President
                                           Strategic Analysis &
                                             Technology

Christopher Scofield 40        1989      Vice President
                                          Nestor Interactive


          Sam Albert became a Director of the Company as of April 1991. Mr. Albert is currently President of Sam Albert Associates, an independent management consulting firm specializing in developing marketing strategies and facilitating strategic relationships for the information technology industry. Mr. Albert is a former IBM Corporation executive who retired after thirty years in 1989, as IBM Director of Business and Management Services Industries. These segments included the CPA, legal and consulting professions and the software and services industries. Mr. Albert also serves on the Boards of the Outsourcing Institute, Quantum Development Corp., the Information Technology Services Division of the Information Technology Association of America (ITAA), the Computer Museum (Boston) as well as the Advisory Board of Cross Access Corporation. He is also a member of the Executive Committee of the New York Venture Group.

           Leon N Cooper is the Thomas J. Watson Senior Professor of Science at Brown University which represents his principal occupation. He specializes in theoretical physics including low-temperature physics, and has also done theoretical work in modeling neural networks, which are networks of nerve cells. Dr. Cooper is the Director of the Brown University Institute for Brain and Neural Systems which consists of a group of scientists applying various disciplines to the study of the brain as well as Professor in the Departments of Physics and Neuroscience. He was awarded the Comstock Prize by the National Academy of Science in 1968 and the Nobel Prize in Physics in 1972 for his contributions to the theory of superconductivity. He is a Fellow of the American Physical Society and the American Academy of Arts and Sciences, a member of the American Philosophical Society and the National Academy of Sciences, and is the author of many publications. He has recently been appointed chairman of the Scientific Advisory Board of Spectra Science, a company that commercializes innovative laser products. Professor Cooper was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company, from its inception until May 1983, and is currently a part-time consultant to the Company.

          Charles Elbaum has been a Professor of Physics at Brown University since 1963, specializing in experimental solid-state physics, including the design of circuits and information-processing systems, which represents his principal occupation. He was also Chairman of the Physics Department at Brown. He is a Fellow of the American Physical Society, a member of several scientific and professional societies and is the author of many publications, and is the Hazard Professor of Physics at Brown University. Professor Elbaum was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company from its inception until May 1983, and is currently a part-time consultant to the Company.

            David Fox was President of Container Transport International, a container leasing concern, from 1971 to 1982. Mr. Fox was President of Cognitive Systems, Inc. ("CSI"), a computer software company, from 1983 until 1986 and a director of CSI from 1983 until 1987. On July 17, 1989, Mr. Fox was appointed President and Chief Executive Officer of the Company.

           Nigel P. Hebborn, Chief Financial Officer, joined the Company in October 1996. He is responsible for the Company's financial and corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was associated with Price Waterhouse.

           Jeffrey B. Harvey joined the Company's Board of Directors in September 1993. Mr. Harvey has been in the brokerage business since 1976 and is currently Division Vice President of Paine Webber. He is a graduate of the Massachusetts Institute of Technology where he received his Master of Science Degree in Nuclear Engineering. Mr. Harvey is also a director of Nova American Group an insurance underwriter in Buffalo, NY.

          Thomas F. Hill joined the Company's Board of Directors in August 1994. He is President of Hill & Partners, a consulting firm with broad experience in marketing, sales and business planning, and a director of the private investment firm, Wand Partners. Mr. Hill works closely with the management of companies invested in or acquired by Wand to improve their business strategies, sales and marketing productivity, and overall performance. Hill's clients during his twenty-five year career have included Marsh & McLennan, Bristol Meyers, Royal Dutch Shell, CBS, Nestle, Proctor & Gamble, Toyota and Unilever. Mr. Hill serves as a director of Diagraph Corporation, a manufacturer of automated industrial marking systems; Old American Insurance Services, a specialty insurance provider; Information Management Associates, a marketing, sales and customer service software provider; and Yankelovich Partners, a marketing research company.

          Herbert S. Meeker is an attorney and partner in the law firm of Baer Marks & Upham, which is general counsel to the
Company. Mr. Meeker was a general partner of Nestor from its inception until May 1983, and is Secretary of the Company. He is currently Secretary and a director of Oratronics, Inc., a manufacturer of titanium dental implants and instruments.

           Bruce W. Schnitzer joined the Company's Board of Directors in August 1994 and has been Chairman of the Executive Committee of the Board of the Company since December 1996. Mr. Schnitzer is Chairman of Wand Partners, a private investment firm, engaged in management buy-outs and growth capital investments, with a portfolio weighted in favor of information service and financial service companies. Mr. Schnitzer's experience prior to establishing Wand in 1987 includes having served as President and CEO of Marsh & McLennan, Inc. and head of the Merger and Acquisition Advisory Department of J. P. Morgan. Mr. Schnitzer presently serves as director of the following U. S. companies with publicly quoted securities: Chartwell Re Corporation (a property and casualty insurance holding company) Penn Corp. Financial Group (a life insurance holding company); and AMRESCO Inc. (real estate investment manager).

           Sushmito Ghosh has been with Nestor since 1986 when he joined the Company as a software engineer and was named an officer of the company in 1995. As a principal designer of Nestor's internal R&D software environment, Mr. Ghosh has an in-depth knowledge of Nestor's technology and has developed neural-network models for machine vision, on-line character recognition, mortgage portfolio analysis and securities trading. He has served as project manager, overseeing all phases of development, customization and implementation of Nestor's fraud detection system solutions. As Vice President of Financial Solutions, Mr. Ghosh's responsibilities include the development and execution of the divisional marketing and sales plan, and supervising the delivery of Nestor's proactive risk management system PRISM. Mr. Ghosh holds a Masters Degree in Engineering from the University of Rhode Island and has completed the Neural Networks and Machine Learning Program offered at the Massachusetts
Institute  of  Technology.   He   has  co-authored  a  number  of
technical publications.

          Michael T. Glier joined the Company in December 1990 to provide architectural direction and manage the implementation of a DARPA funded project to develop the Ni1000 Recognition Accelerator neural network chip with Intel. He was named an officer of the Company in December 1992, and currently serves as Vice President of Intelligent Sensors. He is responsible for managing the development and marketing of products utilizing commodity hardware to accelerate the Company's proprietary software products. Mr. Glier was a co-recipient of the 1994
Discover Award for Computer Hardware and Electronics. Mr. Glier's experience spans 27 years in the electronics industry, from space-based systems to multiprocessor design. He has authored two patents, two technical papers and has co-authored several technical articles.

           Thomas D. Halket became Assistant Secretary of the Company in 1993. Mr. Halket is an outside counsel for the Company. For the last year, he has been a partner of the firm of Halket & Pitegoff in Larchmont, New York. Prior to that, he was in solo practice, affiliated with law firms in New York City and Boston, Massachusetts and was Assistant General Counsel to Engelhard Corporation. Mr. Halket holds a law degree from Columbia University and a Bachelors Degree and a Masters Degree in Physics from the Massachusetts Institute of Technology.

            Kevin  C.  Hughes  became  Controller  and  Assistant
Secretary of the Company during 1991, and was appointed Vice President, Finance and Administration in February 1995. He joined the Company in 1987 and was responsible for the development of all accounting and information systems as the Company transitioned from the R&D stage to the commercial stage. Prior to that he was Controller of Comco, Inc., a national retailer of compact disks, tapes and records, and prior to that he was Controller of IIRI International, Inc., a designer, wholesaler, and retailer of women's clothing with locations throughout the world. He received a Bachelor of Science degree from Northeastern University and an M.B.A. degree from the University of Rhode Island.

           Douglas L. Reilly is Senior Vice President Strategic Analysis & Technology. From 1989 to 1994, he served as Vice President for Product Development and Financial Applications for the Company and served as its Vice President for Research and
Development from 1983 until 1989. Dr. Reilly received his Doctoral Degree in Physics from Brown University in 1980, working with Leon Cooper and Charles Elbaum to design neural network systems for pattern recognition. Dr. Reilly continued this work as a Research Associate until 1982 and as Assistant Professor for Research at Brown from 1982 to 1983, and co-authored a patent with Dr. Cooper and Dr. Elbaum on the RCE neural network paradigm. Dr. Reilly became the Company's first full time employee in 1983, with responsibility for the hiring, development and day-to-day management of the Company's technical organization. He developed the first prototype systems of the Company's technology in character recognition, and led all research and development of the Company from 1983 until 1989, producing prototypes and products for character recognition, machine vision, and applications of the technology to decision making and risk assessment in financial services. He is a co-author on four of the Company's patents and has written numerous articles in the field of neural network design and application.

           Christopher Scofield became an officer of the Company during December 1989, when he was named Vice President of the Applied Systems Division of the Company. He earned a Doctoral Degree in Physics at Brown University in 1984 and has served as Adjunct Associate Professor at the University's Center for Neural Sciences since 1987. He has been actively employed by the Company since 1984 when he became Manager of System Design, working to design/code the Company's proprietary neural network system. In 1986 he was named Director of Research and managed all research and development of new applications in the industrial vision and financial risk assessment fields. He has co-authored four of the Company's patents and together with David Morgan has co-authored the text "Neural Networks and Speech Processing".





Committees and Meetings of the Board of Directors


           The Company's Board of Directors held four meetings during the six month period ended December 31, 1996. The incumbent directors attended all of these meetings. Directors did not, during the last fiscal year, receive fees for attending meetings of the Board. The Company does not have a Nominating Committee.

           The Company has an Audit and Finance Committee. This committee generally selects and reviews recommendations made by the Company's independent public accountants. The Audit and Finance Committee met once during the six month period ended December 31, 1996. The Company also has a Management Compensation Committee consisting of Jeffrey B. Harvey, Sam Albert and Herbert S. Meeker. The Committee meets periodically to review and consider compensation matters relating to employees of the Company.

Compensation of Executive Officers

      The following table sets forth information for the year ended December 31, 1996, and for the fiscal years ended June 30, 1996, 1995 and 1994 compensation paid by the Company to the chief executive officer and to each of the four most highly compensated officers of the Company whose total annual salary and bonus exceed $100,000.




                                                                        Long-Term Compensation Awards
                                                         Other      Restricted                     All
Name and                            Salary   Bonus       Annual       Stock    Options/  Pay-     Other
Principal Position     Period        ($)      ($)        Comp.        Awards     SARs    outs    Comp ($)
David Fox            Calendar Yr.
President and CEO    12/96          127,084  64,316    1,193 (1)          0    250,000    0         0
                     Fiscal Yr.
                     6/96            99,325  30,316      675 (1)          0    318,000    0         0
                     Fiscal Yr.
                     6/95           100,000       0   30,675 (1) (2)      0          0    0         0
                     Fiscal Yr.
                     6/94            90,000       0      675 (1)          0     50,000    0   148,000 (3)

Christopher Scofield Calendar Yr.
Vice President       12/96          120,144  17,000       73 (1)          0    100,000    0         0
                     Fiscal Yr.
                     6/96           106,956       0       54 (1)          0    140,000    0         0

Sushmito Ghosh       Calendar Yr.
Vice President       12/96           97,217  20,870       73 (1)          0     60,000    0         0
                     Fiscal Yr.
                     6/96            98,629   4,227       33 (1)          0     64,500    0         0

Douglas Reilly       Calendar Yr.
Vice President       12/96           96,789   7,500       88 (1)          0     20,000    0         0

Michael Glier        Calendar Yr.
Vice President       12/96           96,305   7,500      139 (1)          0     20,000    0         0



(1)  Payment of group term life insurance premiums.
(2)  Payment of salary deferred in prior period.
(3)  Release from escrow of restricted shares issued upon joining the Company.


          Options and Warrants

           The Board of Directors of the Company approved and adopted on April 1, 1984, and the stockholders approved on November 16, 1984, the Nestor, Inc. Incentive Stock Option Plan (the "Plan") within the meaning of Section 422A of the Internal Revenue Code.
Giving effect to the adoption of amendments to the Plan in 1985, 1987, 1989, 1993 and 1994 the Plan provides for the granting of options to key executive and supervisory employees for the purchase of up to an aggregate of 2,450,000 shares at fair market value at the time of grant for a term of up to five years from the date of grant. The shares issued under the Plan are registered on Form S-8 under the Securities Act of 1933 as amended, Registration No. 01-12965. Subject to approval by the stockholders of the 1997 Incentive Stock Option Plan, the Plan will be terminated. As of December 31, 1996, options to purchase 1,781,500 shares under the Plan were outstanding.

           The Company grants warrants and options outside of the Plan at the discretion of the Board of Directors, to directors and employees at a price equal to the market price of the Common Stock on the date of grant. No warrants or options were granted to executive officers, other than options under the Plan, during the six months ended December 31, 1996. At December 31, 1996, warrants entitling Sam Albert, a director, to purchase an aggregate of 10,000 shares were outstanding.


                  APPROVAL OF THE ADOPTION OF
                   THE 1997 STOCK OPTION PLAN

General

           Subject to the approval of the Company's stockholders, the Board of Directors of the Company adopted on February 4, 1997 the 1997 Stock Option Plan (the "1997 Option Plan"). The 1997 Option Plan is intended to help the Company to attract, retain and motivate key employees (including officers) of the Company.

           The 1997 Option Plan provides for the grant of options ("Options") to purchase Common Stock that are intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") as well as options that do not so qualify ("Non-Qualified Options").


Background of Shareholder Approval Requirement

           Shareholder approval of the 1997 Option Plan is required in order for options granted to qualify as Incentive Options under Section 422 of the Code. For this purpose, shareholders must approve a plan that designates the aggregate number of shares which may be issued under the plan and the class of employees eligible to receive options under the plan. Shareholder approval must be obtained within twelve months after adoption of the plan by the Board of Directors.

           Section 162(m) of the Code disallows a tax deduction for compensation in excess of $1 million that is paid to certain employees of a corporation whose common stock is subject to the registration requirements of Section 12 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). However, this limitation does not apply to "qualified performance-based compensation." Pursuant to Treasury Regulation Section 1.162-27 promulgated under Section 162(m) of the Code, in order for grants under the 1997 Option Plan to satisfy the requirements to be
"qualified performance-based compensation," it is necessary to obtain shareholder approval of the class of employees eligible to receive grants under the 1997 Option Plan, the business criteria to be used in making such grants, the maximum number of shares with respect to which grants can be made to any one employee under the 1997 Option Plan and the exercise price of any Options. Another requirement for "qualified performance-based compensation" is that grants under the plan be made by a compensation or option committee consisting solely of two or more "outside directors," within the meaning of Treasury Regulation
Section 1.162-27(e)(3).

           The following description of the 1997 Option Plan summarizes the principal features of the 1997 Option Plan and sets forth those matters as to which shareholder approval is required as described above. A vote in favor of the 1997 Option Plan shall be treated as the shareholder's approval of the 1997 Option Plan and, specifically, the description below of the class of employees eligible to receive grants, the maximum number of shares as to which grants can be made to any one employee and the aggregate number of shares that can be issued in each case under the 1997 Option Plan.

           Any such options that are granted will not satisfy the "qualified performance-based compensation" exception to Section
162(m) absent shareholder approval of the business criteria to be used in making such grants.


Description of the 1997 Option Plan

          The following is a summary of the principal features of the 1997 Option Plan. This summary is qualified in its entirety by reference to the specific provisions of the plan which is annexed hereto.


Administration of the 1997 Option Plan

           The 1997 Option Plan will be administered by the Board of Directors or by a committee (the "Committee") which is appointed by the Board of Directors. The Committee will consist of not less than two non-employee members of the Company's Board of Directors, neither of whom is eligible at any time for the grant of Incentive Options under the 1997 Option Plan and each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Company's Board of Directors or the Committee is authorized to interpret the 1997 Option Plan, adopt and amend rules and regulations relating to the 1997 Option Plan, and determine the recipients, form, and terms of Options granted under the 1997 Option Plan. All Options must be evidenced by a written agreement.

Shares Available

           Under the 1997 Option Plan, the maximum number of shares of Common Stock that may be subject to Options may not exceed an aggregate of 1,000,000 shares. The maximum number of shares will be adjusted in certain events, such as a stock split, reorganization or recapitalization. The shares issued under the 1997 Option Plan will be registered on Form S-8 under the Securities Act of 1933 as amended.


Eligibility

           Employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible for the grant of Incentive Options under the 1997 Option Plan. Directors who are not employees or officers are not eligible to participate. In the event of Incentive Options, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Options become exercisable for the first time by the Option holder (i.e., vest) during any calendar year cannot exceed $100,000. This limit does not apply to Non-Qualified Options. To the extent an Option that otherwise would be an Incentive Option exceeds this $100,000 threshold, it will be treated as a Non-Qualified Option.


Exercise Price of Options

           The Company will receive no monetary consideration for the grant of Options under the 1997 Option Plan. In case of an Incentive Option, the exercise price cannot be less than the fair market value (as defined in the 1997 Option Plan) of the shares on the date the Option is granted, and if an optionee is a shareholder who beneficially owns 10% or more of the outstanding Common Stock, the exercise price of Incentive Options cannot be less than 110% of such fair market value. The exercise price of Non-Qualified Options shall be determined by the Company's Board of Directors or the Committee. The exercise price of Options will be adjusted in certain events, such as a stock split, reorganization or recapitalization.


Payment upon Exercise of Options

          Payment for shares purchased by exercising an Option is to be made by cash or check, or by any other means which the Board of Directors determines are consistent with the purposes of the 1997 Option Plan and with applicable laws and regulations.


Term of Options

           The term of an Option cannot exceed ten years, and in the case of an optionee who owns 10% or more of the outstanding
Common Stock, cannot exceed five years.


Termination of Employment

           Individual option agreements generally will provide that the Options will expire upon termination of employment except that (i) in the case of termination that is not for cause or otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the Option will be exercisable for three months after termination to the same extent that it was exercisable prior to termination,
(ii) in the case of termination due to disability, the Option will be exercisable for one year after termination (or within such lesser period as may be specified in the applicable option agreement) to the same extent that it was exercisable prior to termination and (iii) in the case of death while in the employ of the Company or, within the three month period referred to in (i), the Option will be exercisable for one year after death (or within such lesser period as may be specified in the applicable option agreement). After the death of an optionee, the Option is exercisable by the legal representative of the optionee or by the person that acquired the Option by reason of the death of the Optionee.


Non-Transferability of Options

           Options are not transferable by the optionee except by will or by the laws of descent and distribution. The disposition of shares acquired pursuant to the exercise of an Option will be subject to any applicable restrictions on transferability imposed by the Commission's regulations.


Effective Date

           The 1997 Option Plan became effective when adopted by the Board of Directors, but no Incentive Option granted under the plan shall become exercisable unless and until the plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board of Director's adoption of the plan, no options previously granted under the plan shall be deemed to be Incentive Options and no Incentive Options shall be granted thereafter.


Duration of the 1997 Option Plan

           The 1997 Option Plan will terminate automatically and no Options may be granted after ten years have elapsed from the date the 1997 Option Plan was approved by the Company's Board of Directors. The 1997 Option Plan may be terminated at any prior time by the Board of Directors. Termination of the 1997 Option Plan will not affect Options that were granted prior to the termination date.


Amendments or Modifications

           The 1997 Option Plan may be amended or modified from time to time by the Company's Board of Directors. However, if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.


Certain Federal Income Tax Consequences

           The following summary outlines certain federal income tax consequences of the 1997 Option Plan to the Company and participants under present law.


Incentive Options

           A participant will not recognize income for federal income tax purposes upon the grant of an Incentive Option. A participant also will not be taxed on the exercise of an Incentive Option, provided that the Common Stock acquired upon exercise of the Incentive Option is not sold by the participant within two years after the Option was granted and one year after the Option is exercised (the "required holding period").

           However, for alternative minimum tax ("AMT") purposes, the difference between the exercise price of the Incentive Option and the fair market value of the Common Stock acquired upon exercise is an item of tax preference in the year the Incentive Option is exercised. The participant is required to include such amount in AMT income in such year and to compute the tax basis of the shares so acquired in the same manner as if a Non-Qualified Option had been exercised, including the availability of a
Section 83 election (discussed below). Whether a participant will be liable for AMT in the year the Incentive Option is exercised will depend on the participant's particular tax circumstances. AMT paid in such year will be allowed as a credit to the extent regular tax exceeds AMT in subsequent years.

          On a sale, after the required holding period, of Common Stock that was acquired by exercising an Incentive Option, the difference between the participant's tax basis in the Common Stock and the amount received in the sale is taxed as long-term capital gain or loss.

           If Common Stock acquired upon the exercise of an Incentive Option is disposed of by the participant during the required holding period (a "disqualifying disposition"), the excess, if any, of (i) the amount realized on such disposition (up to the fair market value of the Common Stock on the exercise date) over (ii) the exercise price, will be taxed to the participant as ordinary income. If a participant pays the exercise price of an Incentive Option by delivering Common Stock that was previously acquired by exercising an Incentive Option and such delivery occurs before the end of the required holding period of such Common Stock, the participant is treated as making a disqualified disposition of the Common Stock so delivered.

           The Code puts a $100,000 limit on the value of stock subject to Incentive Options that first become exercisable in any one year, based on the fair market value of the underlying Common Stock on the date of grant. To the extent Options exceed this limit, they are taxed as Non-Qualified Options.


Non-Qualified Options

           A participant who receives a Non-Qualified Option does not recognize taxable income on the grant of the Option. Upon exercise of a Non-Qualified Option, a participant generally has ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for the shares.

           However, if the participant (i) is an officer or director of the Company or the beneficial owner of more than 10% of the Company's equity securities (in each case, within the meaning of Section 16 of the Exchange Act -- as so defined, an "Insider"), (ii) does not make a Section 83 election and
(iii) receives shares upon the exercise of a Non-Qualified Option, the recognition of income (and the determination of the amount of income) is deferred until the earlier of (a) six months after the shares are acquired or (b) the earliest date on which the Insider could sell the shares at a profit without being subject to liability under Section 16(b) of the Exchange Act (six months after the Non-Qualified Option is granted, in the case of an "in-the-money" Option). If the participant makes a Section 83 election, income is not deferred. Rather, income is recognized on the date of exercise of the Non-Qualified Option in an amount equal to the excess of the fair market value of the shares acquired upon exercise over the exercise price. A Section 83 election must be filed with the Internal Revenue Service within thirty (30) days after an Option is exercised.

           A participant's tax basis in shares received upon exercise of a Non-Qualified Option is equal to the amount of ordinary income recognized on the receipt of the shares plus the amount of cash, if any, paid upon exercise. The holding period for the shares begins on the day after the shares are received or, in the case of an Insider that has not made a Section 83 election, on the day after the date on which income is recognized by the Insider on account of the receipt of the shares.

           If a participant exercises a Non-Qualified Option by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the delivered shares, even if their fair market value is different from the participant's tax basis in the shares. The exercise of the Non-Qualified Option is taxed however, and the Company generally is entitled to a deduction, in the same amount and at the same time as if the participant had paid the exercise price in cash. Provided the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be the same as his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the additional shares received upon exercise will be the same as it would if the participant had paid the exercise price in cash.

          If a participant receives shares upon the exercise of a Non-Qualified Option and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares is taxed as capital gain or loss (provided the shares are held as a capital asset on the date of disposition), which is long-term or short-term depending on the participant's holding period for the shares.


Deduction by the Company

           The Company is not allowed a federal income tax deduction on the grant or exercise of an Incentive Option or the disposition, after the required holding period, of shares acquired by exercising an Incentive Option. On a disqualifying disposition of such shares, the Company is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the participant as a result of the disqualifying disposition, provided that such amount constitutes an ordinary and necessary business expense of the Company, is reasonable in amount and is not disallowed by Section 162(m) of the Code (discussed above).

           The ordinary income recognized by an employee of the Company on account of the exercise of a Non-Qualified Option is subject to both wage withholding and employment taxes. A deduction for federal income tax purposes is allowed to the Company in an amount equal to the amount of ordinary income taxable to the participant, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable, and that the Company satisfies any tax reporting obligation that it has with respect to such income.


Required Affirmative Vote

           Approval of the adoption of the 1997 Option Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote. The Board of Directors believes that the proposal is in the best interests of the Company and its shareholders and recommends that the shareholders vote FOR the adoption of the 1997 Option Plan as described herein.







                  PROPOSAL TO APPROVE THE SELECTION
                        OF INDEPENDENT AUDITORS

          The accounting firm of Ernst & Young LLP is recommended for election to serve as the Company's independent auditors for the fiscal year ending December 31, 1997. On December 10, 1996 the Directors approved a change in the Company's fiscal year from June 30 to December 31 and the appointment of Ernst & Young LLP, as the Company's independent auditors for the fiscal period ended December 31, 1996. Gassman, Rebhun & Co., P.C. was terminated by the Directors on December 10, 1996 as the independent auditors of the Company and it audited the Company's accounting records for the fiscal year ended June 30, 1996.

           Representatives of Ernst & Young LLP are expected to be present at the annual meeting.

                          ANNUAL REPORT

THE  ANNUAL  REPORT TO STOCKHOLDERS ON FORM 10-K  CONCERNING  THE
OPERATIONS  OF  THE COMPANY FOR THE FISCAL PERIOD ENDED  DECEMBER
31,   1996,  INCLUDING  FINANCIAL  STATEMENTS  FOR  THE   PERIOD,
ACCOMPANIES THIS PROXY STATEMENT.

          STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

           Stockholder proposals for consideration at the annual meeting expected to be held in April 1998 must be received by the Company no later than December 31, 1997 and must comply with the Rules and Regulations of the Securities and Exchange Commission in order to be included in the proxy statement for the 1997 annual meeting.

                          OTHER MATTERS

           The Board of Directors is not aware of any other matters to be presented at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter will be given the opportunity to do so.

           The above notice and proxy statement are sent by order of the Board of Directors.


                                       /s/Herbert S. Meeker
                                       Secretary
Providence, Rhode Island
April 8, 1997







                          NESTOR, INC.

                1997 INCENTIVE STOCK OPTION PLAN


1.   Purpose

           The purpose of this plan (the "Plan") is to secure for Nestor, Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors (who are also either employees or officers) of the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan). The Plan is also designed to attract and retain other persons who will provide services to the Company.


2.   Type of Options and Administration

          (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or a committee designated by the Board) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code ("Non-Qualified Options").

           (b) Administration. The Plan will be administered by the Board or by a committee consisting of two or more directors each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3") and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under
Section 162(m) of the Code (the "Committee") appointed by the Board, in each case whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. If the Board determines to create a Committee to administer the Plan, the delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3). The Board or Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board or Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations in the judgment of the Board or Committee necessary or desirable for the administration of the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.


3.   Eligibility

           Options may be granted to persons who are, at the time of grant, employees, officers or directors (who are also either employees or officers) of the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code, provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). Options may also be granted to other persons, provided that such options shall be Non-Qualified Options. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board or Committee shall so determine.


4.   Stock Subject to Plan

           The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,000,000. If an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.


5.   Forms of Option Agreements

           As  a  condition to the grant of an option  under  the
Plan,  each  recipient  of  an option  shall  execute  an  option
agreement  in  such form not inconsistent with  the  Plan.   Such
option agreements may differ among recipients.


6.   Purchase Price

           (a) General. The purchase price per share of stock issuable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, provided, however, that in the case of an Incentive Stock Option or Non-Qualified Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in
Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for purposes of the Plan shall mean the closing price of a share of the Common Stock on a principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

           (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).


7.   Exercise Option Period

          Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, provided, that such date shall not be later than ten (10) years after the date on which the option is granted.


8.   Exercise of Options

          Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.


9.   Nontransferability of Options

           No option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee.


10.  Effect of Termination of Employment or Other Relationship

           Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Board or Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee (to the extent such option is then exercisable) but in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.


11.  Incentive Stock Options

          Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

           (a)  Express Designation.  All Incentive Stock Options
granted  under  the  Plan  shall,  at  the  time  of  grant,   be
specifically designated as such in the option agreement covering such Incentive Stock Options.

           (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

             (i)      the purchase price per share of the  Common
     Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

            (ii) the option exercise period shall not exceed five (5) years from the date of grant.

           (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

           (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

             (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), to the extent it is then exercisable, provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three (3) month period shall be treated as the exercise of a non-statutory option under the Plan,

            (ii) if the optionee dies while in the employ of the Company, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), to the extent it is then exercisable, and

           (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement), to the extent it is then exercisable.

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.


12.  Additional Provisions

           (a) Additional Option Provisions. The Board or the Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, vesting of options, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

           (b) Acceleration, Extension, Etc. The Board or the Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option).


13.  General Restrictions

           (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.

          (b) Compliance With Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.


14.  Rights as a Stockholder

           The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any right to vote or to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the extent of the shares of Common Stock so purchased. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.


15.  Adjustment Provisions for Recapitalizations,
     Reorganizations and Related Transactions

           (a)  Recapitalizations and Related Transactions.   If,
through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (A) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 (if applicable to such option), or (B) would be considered as the adoption of a new plan requiring stockholder approval.

           (b) Reorganization, Merger and Related Transactions. All outstanding options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event (as defined below), whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

             (i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

            (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange
     Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board were an election held on such date;

           (iii) the date, during any period of two (2) consecutive years, when individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period; and

            (iv) the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

                     (A)   The  merger  or consolidation  of  the
          Company with another corporation (x) where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors, or (y) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or

                     (B)  The sale or other disposition of all or
          substantially all the assets of the Company.

            (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.


16.  Merger, Consolidation, Asset Sale, Liquidation, etc.

           (a) General. In the event of any sale, merger, transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, provided that after the merger, transfer or acquisition the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof) that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Board or Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.

          (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board considers appropriate in the circumstances.


17.  No Special Employment Rights

           Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.


18.  Other Employee Benefits

           Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.


19.  Amendment, Modification or Termination of the Plan

           (a) The Board may at any time modify, amend or terminate the Plan provided, however, that if at any time the approval of the stockholders of the Company is required under
Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board may not effect such modification or amendment without such approval.

           (b) The modification, amendment or termination of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend or modify outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.


20.  Withholding

           (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, or (ii) delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
           (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two (2) years from the date the option was granted or within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

21.  Cancellation and New Grant of Options, etc.

           The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees the (i) cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options, or (ii) amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.  Effective Date and Duration of the Plan

           (a) Effective Date. The Plan shall become effective when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board and amendments requiring stockholder approval (as provided in Section
19) shall become effective when adopted by the Board, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

           (b) Termination. Unless sooner terminated by the Board, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. After termination of the Plan, no further options may be granted under the Plan; provided however, that such termination will not affect any options granted prior to termination of the Plan.

23.  Provision for Foreign Participants

          The Board may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24.  Governing Law

           The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.